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EXHIBIT 10.12

                                    AMENDMENT

                                       TO

            SUPPLEMENTAL RETIREMENT AGREEMENT DATED DECEMBER 31, 1985

Agreement made this 22nd day of June, 1998, by and between SAVINGS BANK OF THE FINGER LAKES, FSB, Federal Savings Association, having its head office at 470 Exchange Street, Geneva, New York, ("SBFL") and Ralph E. Springstead residing at 146 Maxwell Avenue, Geneva, New York, 14456 ("Springstead").

WHEREAS, Springstead and SBFL have entered into a Supplemental Retirement Agreement dated December 31, 1985, and;

WHEREAS, under said Agreement, SBFL agreed to provide certain benefits to Springstead upon his future retirement from SBFL, and;

WHEREAS, SBFL and Springstead desire to amend said Agreement,

NOW, THEREFORE, it is agreed by and between the Parties hereto as follows:

1. Section One of the Agreement dated December 31, 1985 is hereby amended by adding the following thereto:


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     "Such benefits shall be reduced by an amount equal to the annual dividend payable on all Policies subject to any split dollar agreement in effect on or after the Executive's attainment of age sixty-two (62)."

IN WITNESS WHEREOF, SBFL has caused this Agreement to be executed by its duly authorized Officers, and Springstead has set his hand to this Agreement as of the date first written.

                                SAVINGS BANK OF THE FINGER LAKES, FSB

                                By: /s/Terry L. Hammond
                                    --------------------------------------
                                    Terry L. Hammond
                                    Sr. Vice President & Chief Financial Officer

                                    /s/Ralph E. Springstead
                                    --------------------------------------
                                    Ralph E. Springstead

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